                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            LASERTECHNICS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            LASERTECHNICS, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------




                                     1A

                                                      [Preliminary Copies]

                             LASERTECHNICS, INC.

                           5500 WILSHIRE AVENUE, N.E.

                         ALBUQUERQUE, NEW MEXICO  87113
                               __________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               __________________


     You are hereby notified that the annual meeting of stockholders of Lasertechnics, Inc. (the "Company") will be held at the Whitney Room of the Hotel Inter-Continental New York, 111 East 48th Street, New York, New York, on May 21, 1996 at 9:00 a.m. Eastern Daylight Time, for the following purposes:

     1.   to elect seven directors;

     2. to consider and vote upon a proposal to approve a stock option plan for non-employee directors of the Company, as described in the accompanying proxy statement;

     3. to consider and vote upon a proposal to amend Article Fourth of the Company's Certificate of Incorporation relating to the Company's authorized capital stock, as described in the accompanying proxy statement;

     4. to consider and act upon a proposal to confirm the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company; and

     5. to transact such other business as may properly come before the meeting or any adjournment thereof.

     Only those stockholders of record at the close of business on April 5, 1995 shall be entitled to receive notice of, and vote at, the meeting.

     Whether or not you expect to attend the annual meeting of stockholders, please mark, date, sign and return the enclosed proxy in the enclosed return envelope (requiring no postage if mailed in the United States) as promptly as possible to assure representation of your shares and a quorum at the meeting. You may revoke your proxy at any time prior to its exercise by written notice to the Company prior to the meeting, or by attending the meeting personally and voting.

                                   By Order of the Board of Directors,
                                   JAMES B. ALLEY, JR.
                                   Secretary
April ____, 1996

                               LASERTECHNICS, INC.
                           5500 WILSHIRE AVENUE, N.E.
                         ALBUQUERQUE, NEW MEXICO  87113
                               __________________

                                 PROXY STATEMENT
                               __________________

     This Proxy Statement, which is first being mailed to stockholders on or about April ____, 1996, is furnished in connection with the solicitation of proxies to be voted at the annual meeting of stockholders of Lasertechnics, Inc., a Delaware corporation (the "Company") to be held on Tuesday, May 21, 1996 (the "Annual Meeting").

                                VOTING PROCEDURES

     The enclosed proxy is solicited by the Board of Directors of the Company and will be voted in accordance with stockholder direction at the Annual Meeting and any adjournments thereof. The enclosed proxy may be revoked at any time before it is exercised by granting a subsequent proxy covering the same shares or by appearing at the meeting and voting in person. The only business which the Board of Directors intends to present or knows will be presented is (i) the election of seven directors; (ii) approval of a stock option plan for non-employee directors (the "Plan"); (iii) approval of the amendment to the Certificate of Incorporation with respect to Company's authorized capital stock (the "Amendment") and (iv) the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year. A copy of the Plan and the Amendment is attached hereto as Exhibits A and B.

     Unless a contrary stockholder direction is given, proxies in the enclosed form will be voted for the election of the directors, the Plan, the Amendment and the ratification of auditors. The proxy confers discretionary authority upon the persons named therein or their substitutes with respect to any other business which may properly come before the Annual Meeting.

     As of April 5, 1996, the record date for the Annual Meeting (the "Record Date"), the Company had issued and outstanding 30,137,527 shares of Common Stock, par value $.01 per share ("Common Stock"). Each share is entitled to one vote. There are no cumulative voting rights. The Company also had outstanding on the Record Date 2,249,842 shares of Non-Voting Common Stock which are entitled to vote at this Annual Meeting on the Amendment because the Amendment may be deemed to affect the rights of the holders of Non-Voting Common Stock.

     Directors will be elected by a plurality vote of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Accordingly, abstentions and broker non-votes as to the election of directors will have no effect thereon.

     Approval of the Plan requires a vote of a majority of the shares of voting Common Stock present at the meeting at which a quorum is present. In order for the Amendment to become effective, it must be voted for by a majority of the outstanding shares of Common Stock, and of Non-Voting Common Stock of the Company. Unless a contrary stockholder direction is given, proxies in the enclosed form received by the Company will be voted for the Amendment. However, abstentions and broker non-votes will have the effect of votes against the Amendment.

     The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the costs of preparing, assembling, and mailing the notice, proxy, proxy statement, and return envelopes, of handling and tabulating proxies received, and of forwarding such documents by brokerage houses and other institutions, nominees, or fiduciaries to beneficial owners. The Company has retained American Stock Transfer & Trust Company as its stock transfer agent and registrar. The Company pays it $750 per month, plus reasonable out-of-pocket expenses, for its services as stock transfer agent and registrar, which include proxy solicitation services.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The only persons known by the Company to be the beneficial owners of more than five percent of the outstanding shares of the Common Stock as of the Record Date are listed below, based upon information provided by such persons to the Company.

                                                     SHARES
NAME AND ADDRESS OF                                   OWNED         PERCENT OF
BENEFICIAL OWNER                                  BENEFICIALLY        CLASS
- -------------------                               ------------      ----------
Wolfensohn Associates L.P.                        9,240,795(1)         28%
40th Floor
599 Lexington Avenue
New York, New York 10022

Richard C.E. Morgan                               9,378,572(2)         28%
40th Floor
599 Lexington Avenue
New York, New York 10022

J.P. Morgan Investment Corporation                7,605,891(3)         23%
60 Wall Street
New York, New York 10260

______________
(1) Includes 76,855 shares issuable upon exercise of options and 2,720,039 shares issuable upon conversion of a like number of shares of convertible preferred stock.

(2) Represents 12,500 shares issuable upon exercise of the vested portion of a 50,000 share option owned by Mr. Morgan, 125,277 shares owned directly by Mr. Morgan and the 9,240,795 shares shown above for Wolfensohn Associates L.P., a Delaware limited partnership, whose sole general partner is Wolfensohn Partners L.P. Mr. Morgan is a general partner of Wolfensohn Partners L.P. He disclaims beneficial ownership of all shares owned by Wolfensohn Associates L.P.

(3) Includes 2,249,842 shares of voting Common Stock issuable upon conversion of non-voting Common Stock and 125,049 shares issuable upon exercise of warrants.

C. Seth Cunningham                                7,605,891(4)         23%
c/o J.P. Morgan Investment Corporation
60 Wall Street
New York, New York  10260

               STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     According to information furnished by the Chairman and each of the four highest paid executive officers of the Company and its controlled subsidiaries, Sandia Imaging Systems Corporation ("SIS") and Lasertechnics Marking Corporation ("LMC"), other than the Chairman, and by each of the directors of the Company, the number of shares of the Company's Common Stock beneficially owned by each of them as of the Record Date was as set forth on the table below. Except as otherwise noted, each individual has sole voting and investment power over the shares he beneficially owns. Where no percentage is shown for the shares owned by the individual named, such percentage is less than 1%.

                                         NUMBER OF SHARES OF COMMON    PERCENT
NAME AND TITLE                            STOCK BENEFICIALLY OWNED     OF CLASS
- --------------                           --------------------------    --------
Jean-Pierre Arnaudo                                  12,500(5)
President of SIS and
Director

Ronald Bencke                                        10,000(6)
Vice President
and Chief Financial Officer

Eugene A. Bourque                                   143,786(7)
President of LMC and
Director

______________
(4) Represents only shares owned by J.P. Morgan Investment Corporation and shown above. Mr. Cunningham is Managing Director of J.P. Morgan Investment Corporation. He disclaims beneficial ownership of all shares owned by J.P. Morgan Investment Corporation.

(5) Consists entirely of shares issuable upon exercise of options but does not include unvested options to purchase 37,500 shares.

(6) Consists entirely of shares issuable upon exercise of options but does not include unvested options to purchase 20,000 shares.

(7) Includes 133,786 shares issuable upon exercise of options. Does not include unvested options to purchase 12,500 shares.

Paul J. Coleman, Jr.                                 62,000(8)
Director

C. Seth Cunningham                                7,605,891(9)           21%
Director

Milo Mattorano
Vice President and
Chief Financial Officer of SIS                        - 0 -

Richard C.E. Morgan                               9,378,572(10)          26%
Chairman

Alfred E. Paulekas                                   47,500(11)
Director

All directors and executive
officers of the Company as
a group                                           17,512,83              49%(12)

     The following shows the number of shares of common stock of SIS beneficially owned by each of the foregoing directors and executive officers. No such officer or director holds any stock in LMC. The omission of any of the foregoing directors and officers in the following table indicates no SIS stock ownership. Where no percentage is shown for the shares owned by the individual named, such percentage is less than 1%.

                                         NUMBER OF SHARES OF COMMON    PERCENT
NAME AND TITLE                            STOCK BENEFICIALLY OWNED     OF CLASS
- --------------                           --------------------------    --------
Jean-Pierre Arnaudo                                 30,000
President of SIS and
Director

Eugene A. Bourque                                   10,000
President of LMC and
Director

______________
(8)  Includes 1,000 shares owned by Dr. Coleman's wife.

(9)  See footnote 4 above.

(10) See footnote 2 above.

(11) Includes 37,500 shares issuable upon exercise of options. Does not include unvested options to purchase 12,500 shares.

(12) Calculations assume all such directors and officers of the Company exercised all presently exercisable options and warrants and converted all other classes of stock attributed to them into Voting Common Stock.

Richard M. Clarke                                    7,500
Director

Milo Mattorano                                       1,250
Vice President and
Chief Financial Officer of SIS

Richard C.E. Morgan                                 10,000
Chairman

All of such SIS stock ownership is held in the form of options.


                              ELECTION OF DIRECTORS

     At the date of the Annual Meeting, the Board of Directors will consist of seven members. Director Theodore F. Patlovich has declined to stand for re-election. Seven nominees are to be elected to serve for a term of one year. Each of the nominees is now a director of the Company and has agreed to serve if elected. The proxy holders will vote the proxies received by them for the seven nominees except to the extent otherwise specified in the proxies, or, in the event of an unforeseen contingency, for different persons as substitutes therefor.

     The following sets forth with respect to each nominee his name, age, the year in which he first became a director of the Company, principal occupation and directorships in other public corporations, as well as certain other positions held.

                                INFORMATION ABOUT
                             NOMINEES AND DIRECTORS

     JEAN-PIERRE ARNAUDO, 51, joined the Board in August, 1995; President and Chief Executive Officer of the Company's controlled subsidiary, Sandia Imaging systems Corporation ("SIS") since May, 1995; Since 1993 President and General Manager of Sandia Imaging Systems Europe, S.A. a controlled subsidiary of SIS; Formerly, General Manager of Terminal Computer Systems from 1990 to 1992.

     EUGENE A. BOURQUE, 50, joined the Board in January of 1993; President and Chief Executive Officer of Lasertechnics Marking Corporation ("LMC"), since 1995; President of the Company from 1993 to 1995 and Vice President and Chief Financial Officer from 1988 through 1992; Financial and Business Service Manager for Cynara Co., a partnership controlled by The Dow Chemical Co., from 1985 to 1987.

     RICHARD M. CLARKE, 64, joined the Board in 1988 and Chairman from 1990 through 1994; Chairman, Yankelovich Partners, Inc. (market research firm); former Chairman and Chief Executive Officer, Akzo America Inc. (diversified chemical and health care international corporation); former Vice Chairman and Director, Hoechst Celanese Corporation (diversified chemicals); former President, Celanese Specialties Group; former President and Chief Executive Officer, Wickes Industrial Group (diversified manufacturing); Director, Menasha Corporation, Rx Remedy, Nash Engineering Company, and AMP Inc. Advisory Board.

     PAUL J. COLEMAN, JR., 64, joined the Board in 1985; Professor of Geophysics and Space Physics, UCLA; President and Trustee, Universities Space Research Association; Director, Fairchild Space and Defense Corp., CACI International, Inc., and Applied Electron Corp.

     C. SETH CUNNINGHAM, 40, joined the Board in 1994; Managing Director of J.P. Morgan Investment Corporation and Managing Director J.P. Morgan Capital Corporation.

     RICHARD C.E. MORGAN, 51, joined the Board in 1985 and elected Chairman in 1995; General Partner, Wolfensohn Partners L.P. (a general partner of Wolfensohn Associates L.P., a venture capital partnership); Executive, James D. Wolfensohn, Inc. (investment banking); founder and former General Manager, Schroder Strategy Group (strategic consulting); Chairman and a Director of MediSense Inc. and of Quidel Corporation, a Director of Celgene Corporation and SEQUUS Pharmaceuticals, Inc. and Chairman of ONTOS, Inc.

     ALFRED E. PAULEKAS, 64, joined the Board in 1994; President, A.T.C. Associates (business consulting) since 1993; Director of Development/Community Relations, University of Connecticut Health Center, 1989-1993; President and sole shareholder, Airport Truck Center, Inc., Hartford, CT 1969-1989.

                      INFORMATION ABOUT EXECUTIVE OFFICERS

     RICHARD C.E. MORGAN, Chairman, who replaced Richard M. Clarke at the beginning of 1995 (see information above under Nominees and Directors), serves at the pleasure of the Board of Directors. He also serves as Chairman of the Company's two subsidiaries, LMC and SIS.

     JEAN-PIERRE ARNAUDO, 51, President and Chief Executive Officer of SIS (see information under Nominees and Directors) serves at the pleasure of the Board of Directors of SIS.

     EUGENE A. BOURQUE, 50, President and Chief Executive Officer of LMC (see information above under Nominees and Directors), serves at the pleasure of the Board of Directors of LMC.

     RONALD BENCKE, 56, Vice President and Chief Financial Officer, joined the Company in September 1994, serves at pleasure of the Board of Directors. He also serves as Vice President and Chief Financial Officer of LMC. Prior to joining the Company, he was Chief Financial Officer for QED Communications, a public television station, from 1992 to 1994 and prior thereto he spent 23 years with Westinghouse Electric Corporation in a variety of progressively responsible financial and executive positions.

     MILO MATTORANO, 50, Vice President and Chief Financial Officer of SIS, joined SIS in 1995, serves at the pleasure of the Board of Directors of SIS. Prior to joining SIS he was Vice President of Finance for Insilco Corporation, a manufacturing conglomerate, from 1988 to 1994.


                      BOARD OF DIRECTORS AND ITS COMMITTEES

     There were 13 meetings of the Board of Directors of the Company in 1995, four of which were in person and nine by telephone conference. During 1995 each incumbent director, except Mr. Arnaudo who joined the Board in August 1995 and Mr. Patlovich who is not a nominee, attended at least 75% of the total number of Board meetings. The Board of Directors has an Audit Committee and had a Compensation Committee but after the 1995 annual meeting in May, the Company became a holding company for the stock of its two subsidiaries, SIS and LMC. Thereafter the duties of the Compensation Committee were transferred to each subsidiary's compensation committee. The Board of Directors now reviews and sets the compensation of its two compensated officers. The Company has no Nominating Committee.

     The Audit Committee, which reviews the financial and accounting procedures of the Company, met 2 times during 1995 with the full Board. Messrs. Coleman, Cunningham and Paulekas are members of the Audit Committee. The Compensation Committee met twice in 1995 before its duties were transferred to the subsidiaries.

     Directors who are not officers or employees of the Company receive an annual fee of $10,000 (payable at least quarterly) as earned for preparing for and attending meetings of directors and committees. Directors who are officers or employees of the Company receive no fees for service on the Board or committees thereof.


                             EXECUTIVE COMPENSATION

     The following table shows the compensation awarded to, earned by, or paid to each of the named executive officers of the Company and its subsidiaries, Lasertechnics Marking Corporation ("LMC") and Sandia Imaging Systems Corporation ("SIS"), for all services rendered in all capacities to the Company or its subsidiaries in 1995, 1994 and 1993.

                          SUMMARY COMPENSATION TABLE

                                       ANNUAL                    LONG-TERM
                                    COMPENSATION                 COMPENSATION

                                                                 STOCK OPTION
 NAME AND TITLE         YEAR      SALARY         BONUS ($)          AWARD
 --------------         ----      ------         ---------       ------------
 Richard C.E.           1995      $100,000       $ - 0 -          5,000(SIS)
 Morgan, Chairman       1994      $ - 0 -        $ - 0 -          5,000(SIS)
 of the Board and       1993      $ - 0 -        $ - 0 -          - 0 -
 Chief Executive
 Officer; also
 Chairman of LMC
 and SIS; formerly
 in 1993-4 a
 director only.

 Eugene A. Bourque      1995      $125,029       $ - 0 -         - 0 -
 President and          1994      $124,064       $ - 0 -         10,000(SIS)
 Chief Executive        1993      $ 95,002       $ - 0 -         50,000
 Officer of LMC;
 formerly President
 of the Company in
 1993-4.

 Jean-Pierre            1995      $150,000       $ 20,000        22,500(13)
 Arnaudo, President     1994      $150,000       $ 10,000        10,000(SIS)
 and Chief              1993      $ 37,500       $ - 0 -         10,000(SIS)
 Executive Officer                               $ - 0 -
 of SIS; formerly
 President and
 General Manager of
 SIS Europe, S.A.

 Ronald Bencke,         1995      $ 79,088       $ - 0 -         10,000(14)
 Vice President and     1994      $ 19,763       $ - 0 -         - 0 -
 Chief Financial        1993      $ - 0 -        $ - 0 -         - 0 -
 Officer of the
 Company and LMC
 since 1994

 Milo Mattorano,       1995       $ 65,000       $ 10,000         1,250(SIS)
 Vice President and
 Chief Financial
 Officer of SIS
 (employee of SIS
 only since
 January, 1995.

___________________

  13 Consists entirely of shares issuable upon exercise of options but does not include unvested options. Represents stock options in the Company granted under 1991 Stock Option Plan for employees of the Company and its subsidiaries and under SIS Stock Option Plan.

  14 Consists entirely of shares issuable upon exercise of options but does not include unvested options to purchase 20,000 shares.

                                  STOCK OPTIONS

     After the expiration of the 1981 Incentive Stock Option Plan in November of 1991, the Board of Directors acting on the recommendation of the Compensation Committee, unanimously approved a new stock option plan for the Company (the "1991 Plan"). It was approved by the stockholders of the Company at the 1991 annual meeting.

     The 1991 Plan provides for the granting of options to purchase up to 1,000,000 shares of the Company's Common Stock. The 1991 Plan had been administered by the Compensation Committee of the Board of Directors until 1995 when the Board of Directors took over this function after the Company became a holding company for its two subsidiaries. The 1991 Plan enables the Company to grant either "non-qualified options" or "incentive stock options" to key employees of the Company and its domestic subsidiaries at a price not less than the fair-market value of the Company's Common Stock at the time of the grant.
In determining persons who are to receive options and the number of shares of Common Stock to be covered by each option, the Board considers the person's position and responsibilities, his/her services and accomplishments, present and future value to the Company, the anticipated length of his/her future service, and other relevant factors. The Board fixes the exercise period of each option, which in the case of incentive stock options cannot be longer than ten years from the date of the grant. No option may be granted under the 1991 Plan later than May 28, 2001, but options outstanding at that time may be exercised until the expiration of their terms.

     The following table sets forth information with respect to the only stock options granted in 1995 by the Company under the 1991 Plan to an executive officer.

                          OPTION GRANTS IN LAST FISCAL YEAR
                                 (INDIVIDUAL GRANTS)

                                    PERCENT OF
                                    TOTAL OPTIONS
                                    GRANTED TO       EXERCISE
                      OPTIONS       EMPLOYEES IN     PRICE       EXP.
 NAME                 GRANTED (#)   FISCAL YEAR      ($/SH)      DATE
- ----                 -----------   -------------    --------    ----
 Jean-Pierre Arnaudo  50,000(15)        100%         $1.58       8/24/05

     The following table sets forth information with respect to all exercises of Company stock options in 1995 by each named executive officer and all outstanding Company stock options held by each named executive officer as of December 31, 1995. There were no exercises by the named executive officers of any outstanding Company stock options in the 1994 fiscal year.

                         OPTION EXERCISES IN LAST FISCAL
                      YEAR AND FISCAL YEAR-END OPTION VALUE

                                                            VALUE OF
                       NUMBER OF      NUMBER OF             UNEXERCISED IN-THE-
                       SHARES         UNEXERCISED           MONEY
                       PURCHASED      OPTIONS AT FY-END     OPTIONS AT
                       BY OPTION      1995                  FY-END 1995
                       EXERCISED      EXERCISABLE/          EXERCISABLE/
 NAME                  IN 1995        UNEXERCISABLE         UNEXERCISABLE
 ----                  ---------      -------------         -------------

 Richard C.E. Morgan   50,000         -0-/-0-               0/0

 Eugene A. Bourque     50,000         143,786/12,500        233,652/20,313

 Jean-Pierre Arnaudo   0              12,500/37,500         20,313/60,938

Except as described above, the Company has no compensation plans other than group life and health insurance and a 401(k) program available generally to all qualified full time employees.

              APPROVAL OF NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     Effective 1 July 1995 the Board of Directors adopted, subject to the approval of the Company's stockholders, a Non-employee Directors' Stock Option Plan (the "Plan"). The purpose of the Plan is "to provide incentive to non-employee directors of the Company by providing those persons with opportunities to purchase shares of the Company's Common Stock under stock options."

______________
(15) 12,500 these options are vested. The remainder vest at the rate of 12,500 per year.

     The Plan implements this purpose in two ways. First, it helps the Company attract qualified outside directors to serve on its Board by automatically granting to a newly elected Outside Director an option to purchase 50,000 shares of voting Common Stock over a 3 year vesting period. (The Plan defines an "Outside Director" as a director "who is not an employee of the Company or any Affiliate of the Company" such as an employee of a Company subsidiary.) The exercise price for the shares subject to the option is the fair market value of the Common Stock at the time of grant. The term of the option is 10 years from the date of grant.

     Only persons who first become a director after 1 July 1995 can qualify for the 50,000 share stock option and those persons cannot be an employee of the Company or any of its affiliates such as its two controlled subsidiaries, LMC and SIS. No director has yet qualified for any such stock option because no new director has joined the Board since 1 July 1995 except Mr. Arnaudo who does not qualify under the Plan for any option grant because he is not an Outside Director. He is an employee of SIS.

     A second feature of the Plan is to provide future incentive compensation to Outside Directors for continuing service on the Board in addition to their regular annual cash compensation of $10,000. Each Outside Director automatically receives, after each full year of service on the Board following the stockholders' annual election of directors, an option to purchase 5,000 shares of Common Stock. If an Outside Director has served less than a full year on the Board at the time he or she is elected by the stockholders, the number of shares is reduced from 5,000 on an annual PRO RATA basis. Thus, if at the time the Outside Director is first elected by the stockholders, he or she has only served 6 months on the Board, the stock option would be for only 2,500 shares.

     The other terms of the annual option grant to Outside Directors are the same as described above for the initial 50,000 share grant for joining the Board except there is no vesting period for the right to exercise the option. It is regarded as part payment for the past year of service. The exercise price is the fair market value of the common stock at the time of grant. The option can be exercised in whole or in part at any time during the 10 year option term following the grant date.

     A complete copy of the Plan is attached hereto as Exhibit A.

     The Board of Directors has reserved and set aside for the Plan a total of 300,000 shares of voting Common Stock, less than 1% of the number of presently outstanding. The Company has also registered with the U.S. Securities and Exchange Commission (the "Commission") the 300,000 shares set aside for the Plan. This means that upon exercise of any stock option under the Plan and full payment for the shares purchased, the director may sell those shares on the open market free of any restriction. The market price of the Company's Voting Common Stock closed at 1 5/8 on April 8, 1996. There are no federal income tax consequences upon the granting of an option under the Plan but upon exercise, the difference between the exercise price and market value of the shares purchased constitutes ordinary income to the director and a deduction to the Company.

     The Plan and the options granted under it are intended to qualify for an exemption to the insider short swing provision of Section 16(b) of the Securities Exchange Act of 1934 under Rule 16b-3. This law allows the Company or a stockholder on its behalf to recover from a director or executive officer any profit made on a purchase and sale or sale and purchase of the Company's Common Stock within a six month period. Without the exemption the regular granting of an option under the Plan to a director would be considered a purchase of the Company's Common Stock which could be matched against any sale of Common Stock by such director within 6 months before or after the stock option grant. Any resulting profit could be recovered from the director.

     Under the Plan neither the Board of Directors nor the Outside Directors have any discretion or control over the granting of options under the Plan or the exercise price of the options. The option grants, upon approval of the Plan by the stockholders, happen automatically. Therefore, it is felt that stock option grants pursuant to the Plan should not be counted as purchases of the Company's Common Stock which can be matched against sales by the grantees within 6 months of the grants. This is the policy underlying the rule creating the exemption from the short swing profit provision of Section 16(b). The stock option grants under the Plan, however, are still reportable to the Securities and Exchange Commission by the Outside Directors under Section 16(a).

     The Company and its management believe the Plan is necessary to help attract and retain good Outside Directors to serve on the Board. Their judgment and experience is necessary for improved management of the Company. Without the inducement and incentive compensation provided by the Plan, the Company believes it will experience more difficulty attracting good Outside Directors to its Board.

     The following table shows the Non-Employee Directors and the stock options they would receive in the year 1996 if the Plan is approved by the stockholders and these directors are elected at the Annual Meeting:


                       NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                                  NO. OF SHARES
 NON-EMPLOYEE DIRECTOR            SUBJECT TO OPTION      EXERCISE PRICE
 ---------------------            -----------------      --------------
 Richard M. Clarke                 5,000                 Fair Market Value
                                                         at Time of 1996
                                                         Annual Meeting

 Paul J. Coleman, Jr.              5,000                 Fair Market Value
                                                         at Time of 1996
                                                         Annual Meeting

 Alfred E. Paulekas                5,000                 Fair Market Value
                                  ------                 at Time of 1996
                                                         Annual Meeting

 Total Shares Subject to Option   15,000

MANAGEMENT RECOMMENDATION

     Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting provided a quorum is present. The Board recommends a vote FOR approval of the Non-Employee Directors' Stock Option Plan.

              AMENDMENT OF COMPANY'S CERTIFICATE OF INCORPORATION
                           TO CHANGE AUTHORIZED STOCK

     Article Fourth of the Company's Certificate of Incorporation, as amended to date, presently provides for authorized capital stock of 60,000,000 shares allocated as follows:

     Voting Common Stock . . . . . . . . . . . . . . . . . 41,500,000
     Non-Voting Common Stock . . . . . . . . . . . . . . .  8,500,000
     Preferred Stock . . . . . . . . . . . . . . . . . . . 10,000,000
                                                           ----------
     Total Shares Authorized . . . . . . . . . . . . . . . 60,000,000

THE AMENDMENT

     The Board of Directors has declared it advisable and recommends to the stockholders the Amendment to Article Fourth of the Certificate of Incorporation as follows:

     (a) Increase the total authorized capital stock from 60,000,000 shares to 66,000,000 shares;

     (b) Increase the authorized Voting Common Stock shares from
         41,500,000 to 56,750,000;

     (c) Reduce the authorized Non-Voting Common Stock shares from 8,500,000 to 2,250,000;

     (d) Reduce the authorized Preferred Stock shares from 10,000,000 to 7,000,000; and

     (e) Delete the last clause in subparagraph (F) of paragraph (b) requiring a one for one conversion rate from convertible
         Preferred Stock to Common Stock.

The full text of Article Fourth as it would be amended if the Amendment is approved by stockholders is set forth as Exhibit B to this proxy statement.

REASONS FOR AMENDMENT

     The Company completed two convertible debenture financings in October of 1995 and March of 1996 for a total gross amount of $12.5 million. The debentures issued in both financings are convertible, after various waiting periods, into the Company's Voting Common Stock on the basis of a fixed conversion price and a floating conversion price which depends upon the market price of the Company's Voting Common Stock of the time of conversion. As a result, the exact number of shares which will be required for conversion of all of the debentures cannot be determined. To date only $3.4 million of the debentures, plus accrued interest, have been converted into Voting Common Stock. Therefore, $9.1 million of outstanding debentures remain subject to future conversion into Voting Common Stock.

     This commitment for the Company's authorized but unissued Voting Common Stock, when added to other commitments for such shares from stock options, outstanding warrants and convertible Preferred Stock, and to the presently outstanding shares, is likely to exceed the present authorized Voting Common Stock of 41,500,000. As a result the Company believes it should increase its authorized Voting Common Stock not only to cover all existing commitments but also to meet the Company's future needs. Having a reasonable reserve of authorized but uncommitted Voting Common Stock gives the Board of Directors one of the tools it needs to help the Company grow and respond quickly to business opportunities. The Company has no present plans to issue shares in addition to the shares presently committed to be issued.

     Article Fourth of the Certificate of Incorporation also specifies in a provision governing the authorized Preferred Stock that any Preferred Stock which is convertible into Common Stock, whether voting or non-voting, shall be convertible only on a one share to one share basis. This provision restricts the Company's ability to raise capital through the sale of Preferred Stock. It prevents any Preferred Stock from being converted into Voting Common Stock, either on a discounted or a premium basis. It requires all shares of convertible Preferred Stock to be converted into an equal number of shares of Voting Common Stock. The existing language eliminates the flexibility needed to have a series of convertible Preferred Stock which is convertible into more than or less than an equal number of shares of Voting Common Stock. Deletion of this requirement from the language of Article Fourth will provide the flexibility the Board of Directors needs in negotiating future financings.

     When the Company raised additional capital recently, it issued convertible debentures. They were convertible into Voting Common Stock based upon the lower of a fixed conversion price or a 15% discount from the current market price of Voting Common Stock at the time of conversion. This financing might have been accomplished on comparable terms through the issuance of Preferred Stock except for the restrictive provision in Article Fourth.

     The proposed change would provide the Company with the option to issue a convertible equity security (Convertible Preferred Stock) instead of a debt security (convertible debenture). It might have enabled the Company to avoid a recent equity capital deficiency in its balance sheet which threatened the continued listing of the Company's Voting Common Stock on the NASDAQ Small-Cap Market. The Company has since corrected the deficiency but the problem may have been avoided if the Company had then had the option to issue convertible Preferred Stock instead of convertible debentures. The Company wants the flexibility in the future to be able to issue Preferred Stock which can be converted into more than or less than an equal number of shares of Voting Common Stock.

     The Company now believes it will not need all the Non-Voting Common Stock shares originally authorized. It only has 2,249,842 shares of Non-Voting Common Stock outstanding and does not foresee any further need for the issuance of Non-Voting Common Stock shares. Therefore, the proposed Amendment reduces the authorized Non-Voting common Stock from 8,500,000 to 2,250,000 shares.

     With the elimination of the required one-for-one conversion rate between any convertible Preferred Stock shares and Common Stock shares, the Company also does not foresee the need for all 10,000,000 shares of authorized Preferred Stock. There are presently outstanding 2,918,715 shares of Preferred Stock. By reducing the authorized Preferred Stock from 10,000,000 to 7,000,000 shares, there still would be available for future issuance more than 4,000,000 shares. The Company believes that 4,000,000 shares of authorized but unissued Preferred Stock are sufficient to meet its future equity financing needs through the use of Preferred Stock.

     Finally, with the foregoing reductions in Non-Voting Common Stock and Preferred Stock the Company recommends that only an additional 6,000,000 shares of capital stock be authorized to meet the future equity capital needs of the Company. The additional authorized shares, plus the number of authorized Non-Voting and Preferred shares reduced, are all allocated to increasing the authorized Voting Common shares. These changes will result in the following changes to the Company's authorized capital:

                                 EXISTING SHARES    PROPOSED SHARES
                                 AUTHORIZED         AUTHORIZED
                                 ---------------    ---------------
           Voting Common Stock   41,500,000         56,750,000
           Non-Voting Common
           Stock                  8,500,000          2,250,000

           Preferred Stock       10,000,000          7,000,000
                                 ----------         ----------
           Total Shares
           Authorized            60,000,000         66,000,000

The Company believes that the proposed changes in its authorized capital stock will meet its future needs.

OTHER CONSIDERATIONS

     The Company's Certificate of Incorporation does not provide any preemptive rights in existing stockholders to subscribe for any of the Company's shares issued in the future. The additional shares of Voting Common Stock which would be authorized by the Amendment could be issued at the direction of the Board of Directors from time-to-time for any proper corporate purpose, including the acquisition of other businesses, the raising of additional capital for use in the Company's business, or a split of or a dividend on then outstanding shares. They could also be issued in connection with stock option plans or other authorized options and warrants. The Company currently has no immediate plans to effect any such transactions.

     Stockholders should recognize that, although the Board of Directors will issue Voting

Common Stock only when it considers such issuance to be in the best interests of the Company, the issuance of additional Voting Common Stock may, among other things, have a dilutive effect on earnings per share of Voting Common Stock and on the equity and voting rights of holders of shares of Voting Common Stock. Furthermore, since Delaware law requires the vote of a majority of the outstanding shares entitled to vote thereon in order to approve certain mergers and reorganizations, the Amendment could permit the Board to issue a sufficient number of shares of Voting Common Stock to a person who might vote to prevent a proposed business combination that might be unfavorable to continuance of the incumbent Board and deemed unacceptable to the Board, although perceived to be desirable by some stockholders, including, potentially, a majority stockholder or stockholders. The ability to issue additional shares of Voting Common Stock would also allow incumbent management to issue shares to stockholders supportive of management's position.

     In spite of these possible disadvantages to existing stockholders, the Board believes that the benefits of providing it with the flexibility to issue shares without delay for any valid business purpose it decides to be in the best interests of the Company outweigh the possible disadvantages and that approval of the Amendment is in the best interests of the stockholders.


MANAGEMENT RECOMMENDATION

     The proposal requires for approval the affirmative vote of the holders of a majority of the outstanding shares of Voting Common Stock present and entitled to vote at the meeting. The Board recommends a vote FOR the Amendment.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to the terms of a Common Stock and Convertible Note Purchase Agreement dated as of July 8, 1994, J.P. Morgan Investment Corporation ("JPMIC") purchased 4,900,000 shares of Voting Common Stock at a price of $.95 per share. At the same time the Company issued a 10% note to JPMIC in the principal amount of $345,000 convertible into Nonvoting Common Stock at $.95 per share, subject to anti-dilution adjustments. In November 1994, JPMIC converted the $345,000 principal amount of the note plus accrued interest into 377,684 shares of Non-Voting Common Stock.

     In December 1994 J.P. Morgan Investment Corporation ("JPMIC") loaned the Company a total of $2,000,000 primarily to provide interim financing for the expanding international imaging business of the Company's controlled subsidiary, Sandia Imaging Systems Corporation ("SIS"). The Company's debt to JPMIC was evidenced by two $1,000,000 demand promissory notes providing a 12% per annum interest rate and a maximum term to February 1, 1996. JPMIC also received in the loan transactions 5 year warrants to purchase a total of $200,000 of Common Stock at its fair market values at the times the funds were advanced to the Company. As a result, JPMIC acquired warrants to purchase a total of 125,049 shares of Common Stock at prices of $1.51 per share and $1.70 per share.

     Between February and September 15, 1995 Wolfensohn also loaned the Company a total of $6,900,000 primarily to provide interim financing for the expanding international imaging business of SIS. The Company's debt to Wolfensohn is evidenced by a series of demand promissory notes providing a 12% per annum interest rate and a maximum term of one year. Wolfensohn also received in the loan transactions 5 year warrants to purchase a total of 534,105 shares of Common Stock at prices ranging from $1.01 per share to $1.76 per share.

     On May 10, 1995, Wolfensohn and JPMIC converted $1,000,000 and $2,093,000, respectively, of their short-term indebtedness into Common Stock of the Company at $.95 per share for the purpose of satisfying the NASDAQ minimum net capital requirement. This resulted in the issuance of 1,872,158 shares of Non-Voting Common Stock and 1,383,632 shares of voting Common Stock.

     In order to maintain for the Company the amount of capital required for its continued listing on the NASDAQ Small Cap Market during the last half of 1995, Wolfensohn on three separate occasions converted into equity a total of $3,210,000 of the Company's debt held by Wolfensohn. In each case Wolfensohn received a separate series of shares of convertible Preferred Stock for the debt converted. All shares of Preferred Stock received by Wolfensohn are convertible into common stock on a one share for one share basis as was required by Article Fourth of the Certificate of Incorporation.

     The following table sets forth the basic terms of these three debt conversions.

                                      CONVERSION  NUMBER OF SHARES
           DATE      DEBT CONVERTED   PRICE       RECEIVED
           ----      --------------   ----------  ----------------
           8/8/95    $1,500,000       $1.30       1,153,846 Series A
           9/26/95   $1,500,000       $1.42       1,056,338 Series B

           12/27/95  $469,879*        $1.51       311,179 Series C

           _______
          *Includes $259,879 of accrued interest on the Wolfensohn debt.

     In addition, on December 15, 1995 Wolfensohn exercised the common stock purchase warrants it received from the Company as part of the consideration to Wolfensohn for the loans to the Company. Wolfensohn exercised these warrants for the purchase of 534,105 shares of common stock and paid the aggregate exercise price by cancelling $690,000 of the Company's debt held by Wolfensohn, as permitted in the warrants. Finally, on December 27, 1995 Wolfensohn and a related party purchased from the Company for $600,000 a total of 397,351 shares of Series C Convertible Preferred Stock at $1.51 per share.

     From the net proceeds of the Company's sale of $7,000,000 of convertible debentures in October of 1995, $2,000,000 was used to repay a portion of the Company's debt to Wolfensohn. As a result of the foregoing transactions the Company either paid off or converted into equity all of the outstanding Wolfensohn debt, plus accrued interest thereon, by the end of 1995, as well as all of the JPMIC debt and interest.

     During 1994 and 1995 the Company received consulting services from nominee

Alfred E. Paulekas relating to the Company's manufacturing and production operations and from Theodore F. Patlovich, a director during 1995, relating to the Company's international marketing efforts. Both were paid at the rate of $500 per day and the total compensation paid to both of them in 1994 was less than $22,000 and in 1995 was $17,750. The Company has complete discretion over whether or not to use the services of either.

     During 1994 and 1995 the Company paid the law firm of James B. Alley, Jr. for legal services as general counsel. Pursuant to an agreement between the parties, the law firm, Rubin, Katz, Salazar, Alley & Rouse, charges the Company for legal services at its usual hourly rates. Mr. Alley serves as Secretary of the Company without salary.

                          COMPLIANCE WITH SECTION 16(a)

     Jean-Pierre Arnaudo, President and Chief Executive Officer of SIS, became a director of the Company on August 24, 1995 and at that time was granted an incentive stock option to purchase 50,000 shares of the Company's voting Common Stock over a three year vesting period. These transactions were reported to the Securities and Exchange Commission on Form 3 in November of 1995.

                              INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG Peat Marwick LLP, Certified Public Accountants, as independent auditors of the Company for the year ending December 31, 1996, and the Board recommends that the stockholders of the Company confirm such appointment. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

                  DATES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholders of the Company wishing to include proposals in the proxy material relating to the annual meeting of stockholders of the Company to be held in 1997 must submit the same in writing so as to be received at the executive offices of the Company on or before December 22, 1996. Such proposals must also satisfy the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

                                 By Order of the Board of Directors,
                                 JAMES B. ALLEY, JR.
                                 Secretary

April ____, 1996

                                                                       Exhibit A

                               LASERTECHNICS, INC.

                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


1.   PURPOSE

     This Stock Option Plan for Lasertechnics, Inc., a Delaware corporation (the "Company"), is intended to provide incentive to non-employee directors of the Company by providing those persons with opportunities to purchase shares of the Company's Common Stock under stock options.

2.   DEFINITIONS

     As used in this Plan, the following words and phrases shall have the meanings indicated:

     (a) "Affiliate" shall mean any entity controlling, controlled by or under common control with the Company.

     (b) "Board" shall mean the Company's board of directors.

     (c) "Common Stock" shall mean the voting common stock, $.01 par value per share, of the Company.

     (d) "Fair Market Value" of a share of Common Stock on any day shall be the closing sale quotation on the National Association of Securities Dealers' National Market System as reported for such day by the automated quotations system of the National Association of Securities Dealers, Inc. or, if no such quotation is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. The "30 Day Average Fair Market Value" of a share of Common Stock shall be the average "Fair Market Value" of a share of Common Stock for the 30 calendar days immediately prior to the date of the Option grant. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

     (e) "Plan" shall mean this Non-Employee Directors' Stock Option Plan established by the Company.

     (f) "Option" shall mean any option issued under this Plan.

     (g) "Optionee" shall mean any person to whom an Option is granted under this Plan.

     (h) "Outside Director" shall mean any member of the Board who is not an employee of the Company or any Affiliate of the Company.

     (i) "Termination of Service" shall mean termination of service as a member of the Board.

3.   GENERAL ADMINISTRATION

     (a) This Plan shall be administered by the Board. The Board shall have the authority (i) to exercise all of the powers granted to it under this Plan, (ii) to construe, interpret and implement this Plan and any Option Agreements executed pursuant to Section 7 below, (iii) to prescribe, amend and rescind rules and regulations relating to this Plan, (iv) to make all determinations necessary or advisable in administering this Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in this Plan and (vi) to amend this Plan to reflect changes in applicable law.

     (b) The determination of the Board on all matters relating to this Plan or any Option Agreement shall be final, binding and conclusive.

     (c) No Board member shall be liable for any action or determination made in good faith with respect to this Plan, including any Option.

4.   TERMS OF PLAN

     Options may be granted from time to time within a period of 10 years from the effective date on which this Plan is adopted by the Board.

5.   ELIGIBILITY AND GRANTING OF OPTIONS

     (a) Each Outside Director of the Company shall automatically be granted an Option (fully vested) to purchase 5,000 shares of Common Stock at the first meeting of directors following each stockholder election of such Outside Director to the Board provided, however, if the Outside Director shall not theretofore have been a director of the Company for the entire period since the last stockholder election of directors, then the number of shares subject to the Option be reduced from 5,000 PRO RATA based upon the number of months in the prior 12 month period such Outside Director served on the Board. Such Options shall have the terms and be subject to the conditions set forth in
     Section 7 below.

     (b) Each person who first becomes a director of the Company after July 1, 1995, provided that he or she is an Outside Director, shall automatically be granted an Option to purchase 50,000 shares of Common Stock (subject to the vesting provisions of Section 7(c) below) upon his or her first election or appointment to the Board. The grant provided in this paragraph 5(b) shall be in addition to any grant provided in the prior paragraph 5(a). Such Options shall have the terms and be subject to the conditions set forth in Section 7 below.

     (c) An Option shall be granted hereunder only if as of each date of grant the director is an Outside Director.

     (d) In the event that the number of shares of Common Stock available for future grant under the Plan is insufficient to make all grants required to be made on any date, then all Outside Directors entitled to a grant on such date shall share ratably in the number of options on shares available for grant under the Plan.

     (e) The provisions of Section 5 and Section 7 may not be amended more often than once every six months.

6.   COMMON STOCK

     (a) The stock subject to the Options shall be Common Stock.

     (b) The total number of shares of Common Stock with respect to which Options may be granted shall not exceed 300,000. Common Stock issued pursuant to this Plan may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of this Plan. The Board may direct that any certificate evidencing Common Stock pursuant to this Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

     (c) If there is any change in the number of outstanding shares of Common Stock by reason of a stock dividend or distribution, stock split-up, reverse stock split, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation, the number of shares of Common Stock available for issuance both in the aggregate and with respect to each outstanding Option, and the purchase price per share under each outstanding Option, shall be equitably adjusted by the Board, whose determination shall be final, binding and conclusive. In the event of any merger, consolidation or combination of the Company with or into another corporation (other than a merger, consolidation or combination in which the Company is the surviving corporation and which does not result in any reclassification or other change in the number of outstanding shares of Common Stock), each Optionee shall have the right thereafter and during the term of each such Option to receive upon exercise (subject to the provisions of the Option Agreement) of such Option, for each share of Common Stock as to which the Option shall be exercised, the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof which would have been received upon such merger, consolidation or combination by the holder of one share of Common Stock immediately prior to such merger, consolidation or combination.

     (d) If any outstanding Option for any reason expires or is terminated without having been exercised in full, the Common Stock allocable to the unexercised portion of such Option shall (unless this Plan shall have been terminated) become available for subsequent grants of Options.

7.   TERMS AND CONDITIONS OF OPTIONS

     Each Option granted shall be evidenced by an Option Agreement in such form as the Board may from time to time approve. By accepting an Option, an Optionee thereby agrees that the Option shall be subject to the provisions of the applicable Option Agreement. Options shall comply with and be subject to the following terms and conditions:

     (a) OPTION PRICE. The Option Price for each Option shall be 100% of the 30 Day Average Fair Market Value of the shares of Common Stock on the date of grant of the Option.

     (b) MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, in cash or, with the Board's approval, in Common Stock held by the Optionee for at least six months having a Fair Market Value in the aggregate equal to such Option Price or in a combination of cash and such shares.

     (c) TERM AND EXERCISE OF OPTIONS.
         (1) Except as provided in paragraphs (3) and (4) of this Section 7(c), each Option shall be fully vested and exercisable on the date of grant of the Option.

         (2) Except as provided in paragraphs (3) and (4) of this Section 7(c), Options shall be exercisable for 10 years from the date of the grant. The exercise period shall be subject to earlier termination as provided in Section

      7(d) below. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option is exercisable, by giving written notice of such exercise to the Board.

         (3) Any Option granted prior to the receipt of the approval of the Company's stockholders of this Plan shall not vest, nor shall such Option become exercisable, until such stockholder approval shall be obtained in accordance with the terms of this Plan.

         (4) Each Option granted pursuant to Section 5(b) above shall become vested and first exercisable in the following installments:

     PERCENTAGE OF SHARES EXERCISABLE      TIME OF VESTING
     --------------------------------      ---------------
                    25%                    Immediately
                    50%                    After 1 full year of service on the Board
                    75%                    After 2 full years of service on the Board
                    100%                   After 3 full years of service on the Board

     (d)  TERMINATION OF SERVICE; DEATH.

          (1) If an Optionee's service terminates for any reason other than dismissal for cause, as determined in the Board's sole discretion, any exercise must occur prior to the earlier of (x) 5:00 p.m. (Eastern Time) on the 90th day after Termination of Service or, in respect of death or disability, on the 180th day thereafter, and
     (y) the expiration date of the Option. Any such exercise of an Option following an Optionee's death or adjudication of mental incapacity shall be made only by the Optionee's executor or administrator or other duly appointed representative, as the case may be, reasonably acceptable to the Board unless the Optionee's will specifically disposes of such Option, in which case such exercise shall be made only by the recipient of such specific disposition. If an Optionee's legal representative or the recipient of a specific disposition under the Optionee's will is entitled to exercise any Option pursuant to the preceding sentence, such representative or recipient shall be bound by the provisions of this Plan and the applicable Option Agreement which would have applied to the Optionee.

          (2) Except to the extent otherwise provided in paragraph (1) of this Section 7(d) or in the applicable Option Agreement, any portion of an Option not theretofore exercised shall terminate upon the Optionee's Termination of Service for any reason or without reason (including death).

     (e) NONTRANSFERABILITY OF OPTIONS. Options shall not be transferable other than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee or the Optionee's legal representative.

     (f) RIGHTS AS A STOCKHOLDER. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any Common Stock covered by his Option until the date of the issuance of a stock certificate to him for such shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(c) above.

     (g) OTHER PROVISIONS. The Option Agreements authorized under this Plan shall contain such other provisions, including (i) the imposition of restrictions upon the exercise of an Option and (ii) the inclusion of any condition as the Board shall deem advisable, including provisions with respect to compliance with federal and applicable state securities laws.

8.   AGREEMENT BY OPTIONEE REGARDING WITHHOLDING TAXES

     No later than the date of exercise of any Option, the Optionee will pay to the Company or make arrangements satisfactory to the Board regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option. The Optionee may, with the Board's prior approval, make such payment in whole or in part by surrendering Common Stock to the Company, valued at its Fair Market Value on the date of surrender.

9.   RESTRICTIONS

     (a) If the Board shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Option, the issuance or purchase of Common Stock or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the Board's full satisfaction.

     (b) The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any inter-dealer quotation system of a registered national securities association or any national securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Optionee with respect to the disposition of Common Stock, or with respect to any other matter, which the Board shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification, or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

     (c) In furtherance of the foregoing, at the time of any exercise of an Option, the Board may, if it shall determine it necessary or desirable for any reason, require the Optionee as a condition to the exercise thereof, to deliver to the Board a written representation of the Optionee's present intention to purchase the Common Stock for investment and not for distribution. If such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee upon his exercise of part or all of an Option and a stop transfer order may be placed with the transfer agent. Each such Option shall also be subject to the requirement that, if at any time the Board determines, in its discretion, that either (i) the listing, registration or qualification of Common Stock subject to an Option upon any securities exchange or under any state, federal or foreign law, or (ii) the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of Common Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.
An Optionee shall
not have the power to require or oblige the Company to register any Common Stock subject to an Option.

     (d) The Board shall submit this Plan for approval of the Company's stockholders in accordance with the requirements of Securities Exchange Act Rule 16b-3 within 12 months following the adoption of this Plan by the Board.

10.  NATURE OF PAYMENTS

     All Options granted shall be in consideration of services performed for the Company by the Optionee.

11.  OTHER PAYMENTS OR OPTIONS

     Nothing contained in this Plan shall be deemed in any way to limit or restrict the Company from granting any option to purchase Common Stock or making any payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

12.  SECTION HEADINGS

     The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of said sections.

13.  AMENDMENT AND TERMINATION

     (a) The Board may from time to time suspend, discontinue, revise or amend this Plan in any respect whatsoever, provided that any amendment that would materially increase the aggregate number of shares of Common Stock as to which Options may be granted, materially increase the benefits accruing to participants under this Plan, or materially modify the requirements as to eligibility for participation in this Plan shall be subject to the approval of the holders of a majority of the outstanding Common Stock voting at a meeting of stockholders at which a quorum is present. In addition, no such amendment shall materially impair any rights or materially increase any obligations under any outstanding Option without the consent of the Optionee (or, upon the Optionee's death or adjudication of mental incapacity, the person having the right to exercise the Option).

     (b) The Board may amend any outstanding Option Agreement. However, any such amendment that materially impairs the rights or materially increases the obligations of an Optionee under an outstanding Option shall be made only with the consent of the Optionee (or, upon the Optionee's death, the person having the right to exercise the Option).

     (c) This Plan shall terminate, and any outstanding Options shall be cancelled, if this Plan has not been approved by the Company's stockholders in accordance with the requirements of Securities Exchange Act Rule 16b-3 within 12 months following the adoption of this Plan by the Board.

Adopted by the Board effective as of 1 July 1995, subject to the approval of the Company's stockholders.

                                                                       EXHIBIT B
                     Deletions appear as surrounded by []
                     Additions appear as surrounded by \\

          I. Article FOURTH of the Certificate of Incorporation is deleted in its entirety and replaced with the following:

     FOURTH: (a) The total number of shares of capital stock that the Corporation shall have authority to issue is [60,000,000] \66,000,000\, consisting of [41,500,000] \56,750,000\ shares of Common Stock, par value $.01 per share ("Common Stock"), [8,500,000] \2,250,000\ shares of Non-Voting Common Stock, par value $.01 per share ("Non-Voting Common Stock" and together with the Common Stock, "Common Shares"), and [10,000,000] \7,000,000\ shares of preferred stock, par value $.01 per share ("Preferred Stock").

     (b) PREFERRED STOCK. A statement of the designations, powers, preferences, rights, qualifications, limitations and restrictions of the Preferred Stock is as follows:

     The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Corporation's board of directors (the "Board of Directors") may determine pursuant to a resolution or resolutions providing for such issuance duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors) and such resolution or resolutions shall also set forth, with respect to each such series of Preferred Stock, the following:

          (A) The distinctive designation, stated value and number of shares comprising such series, which number may (except where otherwise provided herein or by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

          (B) The rate of dividend, if any, on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series or class;

          (C) Whether the shares of that series shall be redeemable in whole or in part and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, or the property or rights, including securities of any other corporation, payable in case of redemption;

          (D) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amounts payable into such sinking fund;

          (E) The rights to which the holders of the shares of that series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

          (F) Whether the shares of that series shall be convertible in whole or in part into or exchangeable in whole or in part for shares of capital stock of any class or any other series of Preferred Stock and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, the date or dates upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event or events upon or after which they shall be convertible or exchangeable and at whose option they shall be convertible or exchangeable, and the method of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event. [;provided, however, that any Preferred Stock shall be convertible into Common Shares of the Company on a one a one share to one share basis, as adjusted for any stock splits, dividends, recapitalizations or similar events, and Common Shares shall be reserved for issuance upon such conversion accordingly.]

          (G) Whether the shares of that series shall have voting rights in addition to the voting rights provided by law, and if so, the terms of such voting rights, provided however, Preferred Stock convertible into Common Stock shall vote together with the Common Stock and shall have no greater voting rights than the Common Stock into which it is convertible.

          (H) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; and

          (I) Any other preferences, privileges and powers, and relative, participation, option or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of the Certificate of Incorporation, as amended, and to the full extent now or hereafter permitted by the laws of the State of Delaware.

     (c) COMMON SHARES. A statement of the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the Common Shares is as follows:

          (A) DIVIDENDS. The Board of Directors of the Corporation may cause dividends to be paid to the holders of shares of Common Stock or Non-Voting

     Common Stock out of funds legally available for the payment of dividends by declaring an amount per share as a dividend. When and as dividends or other distributions are declared, whether payable in cash, in property or in shares of stock of the Corporation, other than in shares of Common Stock or Non-Voting Common Stock, the holders of Common Stock and the holders of Non-Voting Common Stock shall be entitled to share equally, share for share, in such dividends or other distributions, subject to the rights of holders of Preferred Stock.
     No dividends or other distributions shall be declared or paid in shares of Common Stock or Non-Voting Common Stock or options, warrants or rights to acquire such stock or securities convertible into or exchangeable for shares of such stock, except dividends or other distributions payable ratably according to the number of shares of Common Stock and Non-Voting Common Stock held by them, in shares of, or options, warrants or rights to acquire or securities convertible into or exchangeable for, Common Stock to holders of that class of stock and Non-Voting Common Stock to holders of that class of stock.

          (B) LIQUIDATION RIGHTS. Subject to the liquidation rights of holders of Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Shares shall be entitled to share, ratably according to the number of shares of Common Stock and Non-Voting Common Stock held by them, in all assets of the Corporation available for distribution to its stockholders.

          (C)  VOTING RIGHTS.

               (1) Except as otherwise provided in this Certificate of Incorporation or required by applicable law, the holders of Common Stock shall be entitled to vote on each matter on which the stockholders of the Corporation shall be entitled to vote, and each holder of Common Stock shall be entitled to one vote for each share of such stock held by such holder.

               (2) The holders of Non-Voting Common Stock shall not have any voting rights except as otherwise provided in this Certificate of Incorporation or required by applicable law and except that such holders shall be entitled to vote as a separate class on any amendment to this paragraph (C)(2) and on any amendment, repeal or modification of any provision of this Certificate of Incorporation that adversely affects the powers, preferences or special rights of holders of Non-Voting Common Stock.

               (3) Except as otherwise provided in paragraph (C)(2) above, on any matter on which the holders of Common Stock and the holders of Non-Voting Common Stock are entitled to vote, both classes of Common Shares entitled to vote shall vote together as a single class, and each holder of Common Shares entitled to vote shall be entitled to one vote for each share of Common Stock and one vote for each share of Non-Voting Common Stock held by such holder.

               (4) In addition to any affirmative vote required by law or by this Certificate of Incorporation, the affirmative vote or written consent of the holders of not less than a majority of the then outstanding shares of both classes of Common Shares, voting together as a single class, shall be required for any of the following actions: (i) any increase, reduction or other change in the authorized number of shares of any class of Common Shares,
          (ii) the authorization of any new series or class of stock of the Corporation senior to or on a parity with Common Shares with respect to the payment of dividends or the distribution of assets on liquidation, and increases in the authorized shares of any such series or class, and (iii) any amendment to the Certificate of Incorporation that adversely affects the rights of the Common Stock or the Non-Voting Common Stock. The affirmative vote or written consent specified in the preceding sentence shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage vote may be specified, by law, by the By-Laws of the Corporation or otherwise.

          (D)  CONVERSION.

               (1) Upon compliance with the provisions of paragraph (D)(3) below, any Regulated Stockholder (as defined below) shall be entitled to convert, at any time and from time to time, any or all of the shares of Common Stock held by such stockholder into the same number of shares of Non-Voting Common Stock. The term "Regulated Stockholder" shall mean (a) the stockholder ("the SBIC Stockholder") that purchased shares of Common Stock pursuant to the Common Stock and Convertible Note Purchase Agreement dated
          July 8, 1994 (the "Purchase Agreement"), (b) any stockholder that is subject to the provisions of Regulation Y of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 225) or any successor to such regulation ("Regulation Y"), and that holds shares of Common Stock or Non-Voting Common Stock originally issued pursuant to the Purchase Agreement or upon conversion of the Convertible Note issued thereunder, or shares issued upon conversion(s) of such shares, so long as such stockholder shall hold any such shares of Common Stock or Non-Voting Common Stock or shares issued upon conversion(s) of such shares, (c) any Affiliate (as defined below) of any such Regulated Stockholder specified in clause (a) or (b) above that is a transferee of any shares of Common Stock or Non-Voting Common Stock of the Corporation, so long as such Affiliate shall hold any such shares of Common Stock or Non-Voting Common Stock or shares issued upon conversion(s) of such shares and (d) any individual, partnership, joint venture, corporation, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof (a "Person") (i) to which any such Regulated Stockholder specified in clause (a) or (b) above or any of its Affiliates has transferred such shares, so long as such transferee shall hold, and only with respect to, any shares transferred by such Regulated Stockholder or Affiliate or any shares issued upon conversion(s) of such shares, and (ii) which transferee is, or any Affiliate of which is, subject to the provisions of Regulation Y. As used in this Certificate of Incorporation, the term "Affiliate" shall mean with respect to any Person, or any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purpose of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

               (2) Upon compliance with the provisions of paragraph (D)(3) below, any stockholder shall be entitled to convert, at any time and from time-to-time, any and all shares of Non-Voting Common Stock held by such stockholder into the same number of shares of Common Stock; PROVIDED, HOWEVER, that no holder of any shares of Non-Voting Common Stock shall be entitled to convert any such shares into shares of Common Stock, to the extent that, as a result of such conversion, such holder and its Affiliates, directly or indirectly, would own, control or have the power to vote a greater number of shares of Common Stock or other securities of any kind issued by the Corporation than such holder and its Affiliates shall be permitted to own, control or have the power to vote under any law, regulation, rule or other requirement of any governmental authority at the time applicable to such holder or its Affiliates.

               (3)(a) Each conversion of Common Shares of the Corporation into another class of Common Shares of the Corporation shall be effected by the surrender of the certificate(s) evidencing the shares of the class of stock to be converted (the "Converting Shares") at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of Common Shares) at any time during its usual business hours, together with written notice by the holder of such Converting Shares, (i) stating that the holder desires to convert the Converting Shares or a specified number of such Converting Shares, evidenced by such certificate(s) into an equal number of shares of the class into which such shares may be converted (the "Converted Shares"), and (ii) giving the name(s) (with addresses) and denominations in which the certificate(s) evidencing the Converted Shares shall be issued, and instructions for the delivery thereof. The Corporation shall promptly notify each Regulated Stockholder of record of its receipt of such notice. Except as otherwise provided in paragraph (D)(3)(b), upon receipt of the notice described in the first sentence of this paragraph
          (D)(3)(a), together with the certificate(s) evidencing the Converting Shares, the Corporation shall be obligated to, and shall, issue and deliver in accordance with such instructions the certificate(s) evidencing the Converted Shares issuable upon such conversion and a certificate (which shall contain such legends, if any, as were set forth on the surrendered certificate(s)) representing any shares which were represented by the certificate(s) surrendered to the Corporation in connection with such conversion but which were not Converting Shares and, therefore, were not converted; PROVIDED, HOWEVER, that if such conversion is subject to paragraph (D)(3)(d) below, the Corporation shall not issue said certificate(s) until the expiration of the Deferral Period referred to therein. Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the close of business on the date on which such certificate(s) shall have been surrendered and such written notice shall have been received by the Corporation, and at such time the rights of the holder of such Converting Shares as such holder shall cease (except that in the case of a conversion subject to paragraph (D)(3)(d) below, the conversion shall be deemed effective upon expiration of the Deferral Period referred to therein), and the person(s) in whose name or names any certificate(s) evidencing the Converted Shares are to be issued upon such conversion shall be deemed to have become the holder(s) of record of the Converted Shares.

               (b) Notwithstanding any provision of paragraph (D)(3)(a) to the contrary, the Corporation shall not be required to record the conversion of, and no holder of shares shall be entitled to convert, shares of Non-Voting Common Stock into shares of Common Stock unless such conversion is permitted under applicable law; PROVIDED, HOWEVER, that the Corporation shall be entitled to rely without independent verification upon the representation of any holder that the conversion of shares by such holder is permitted under applicable law, and in no event shall the Corporation be liable to any such holder or any third party arising from such conversion whether or not permitted by applicable law.

               (c) Upon the issuance of the Converted Shares in accordance with this paragraph (D), such shares shall be deemed to be duly authorized, validly issued, fully paid and non-assessable.

               (d) The Corporation shall not convert or directly or indirectly redeem, purchase or otherwise acquire any shares of Common Stock or take any other action affecting the voting rights of such shares, if such action will increase the percentage of outstanding voting securities owned or controlled by any Regulated Stockholder (other than the stockholder which requested that the Corporation take such action, or which otherwise waives in writing its rights under this paragraph (D)) unless the Corporation gives written notice (the "First Notice") of such action to each such Regulated Stockholder. The Corporation will defer making any conversion, redemption, purchase or other acquisition or taking any such other action for a period of 30 days (the "Deferral Period") after giving the First Notice in order to allow each such Regulated Stockholder to determine whether it wishes to convert or take any other action with respect to the Common Shares it owns, controls or has the power to vote, and if any such Regulated Stockholder then elects to convert any shares of Common Stock, it shall notify the Corporation in writing within 20 days of the issuance of the First Notice, in which case the Corporation (i) shall promptly notify from time to time each other Regulated Stockholder holding shares of each proposed conversion and the proposed transactions, and (ii) effect the conversion requested by all Regulated Stockholders in response to the notices issued pursuant to this paragraph (D)(3)(d) at the end of the Deferral Period or as soon thereafter as is reasonably practicable. Notwithstanding the foregoing, at any time at which any shares of Common Stock or Non-Voting Common Stock are held by a Regulated Stockholder which is subject to the provisions of Regulation Y, the Corporation will not directly or indirectly redeem, purchase, acquire or take any other action affecting outstanding shares of Common Stock or Non-Voting Common Stock if such action will increase above 4.9% the percentage of any class of voting securities of the Corporation, or increase above 24.9% the percentage of outstanding Common Stock or Non-Voting Common Stock, owned, held or controlled by any Regulated Stockholder and its Affiliates (other than a stockholder which waives in writing its rights under this paragraph (D)).

               (e) The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Common Stock and Non-Voting Common Stock or its treasury shares, solely for the purpose of issue upon conversion of shares of Common Stock and Non-Voting Common Stock, such number of shares of such class as shall then be issuable upon the conversion of all outstanding shares of Common Stock and Non-Voting Common Stock.

               (f) Shares of Common Stock and Non-Voting Common Stock that are converted into shares of any other class shall not be reissued, except, in the case of shares of Common Stock and Non-Voting Common Stock, for reissuance in connection with the conversion of shares of Common Stock held by Regulated
          Stockholders or Non-Voting Common Stock into shares of Non-Voting Common Stock or Common Stock.

               (g) The issue of certificates evidencing shares of any class of Common Shares upon conversion of shares of any other class of Common Shares shall be made without charge to the holders of such shares for any issue tax in respect thereof or other cost incurred by the Corporation in connection with such conversion; PROVIDED, HOWEVER, the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Common Shares converted.

               (4) If the Corporation shall in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the outstanding shares of the Common Stock or the Non-Voting Common Stock, the outstanding shares of each other class of Common Shares shall be proportionately subdivided or combined, as the case may be, and effective provision shall be made for the protection of all conversion rights hereunder. In case of any reorganization, reclassification or change of shares of Common Stock or Non-
          Voting Common Stock (other than a change in par value, or from par value to no par value as a result of a subdivision or combination), or in case of any consolidation of the Corporation with one or more other corporations or a merger of the Corporation with another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock or Non-Voting Common Stock), or in case of any sale, lease or other disposition to another corporation (other than a wholly-owned subsidiary of the Corporation) of all or substantially all the assets of the Corporation, each holder of Common Shares, irrespective of class, shall have the right at any time thereafter, so long as the conversion right hereunder with respect to such Common Shares would exist had such event not occurred, to convert such shares into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization, reclassification, change, consolidation, merger, sale, lease or other disposition by a holder of the number of shares of the class of Common Shares into which such Common Shares might have been converted immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, lease or other disposition. In the event of such a reorganization, reclassification, change, consolidation, merger, sale, lease or other disposition, effective provision shall be made in the certificate of incorporation of the resulting or surviving corporation or otherwise for the protection of the conversion rights of the Common Shares of each class that shall be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of Common Shares into which such Common Shares might have been converted immediately prior to such event. The Corporation shall not be a party to any merger, consolidation or recapitalization pursuant to which any holder of shares of Non-Voting Common Stock would be required to take (i) any voting securities which would cause such holder to violate any law, regulation or other requirement of any governmental body applicable to such holder, or
          (ii) any securities convertible into voting securities which if such conversion took place would cause such holder to violate any law, regulation or other requirement of any governmental body applicable to such holder other than securities which are specifically provided to be convertible only in the event that such conversion may occur without any such violation.

                               LASERTECHNICS, INC.
                           5500 WILSHIRE AVENUE, N.E.
                             ALBUQUERQUE, NM  87113

             PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 21, 1996

               The undersigned hereby appoints Richard C.E. Morgan, Eugene A. Bourque and Jean-Pierre Arnaudo as proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Lasertechnics, Inc. held of record by the undersigned on April 5, 1996 at the Annual Meeting of Stockholders to be held at 9:00
          A.M. Eastern Daylight Time at the Whitney Room of the Hotel Intercontinental New York, 111 East 48th Street, New York, N.Y.
          or any adjournment thereof.

                  (TO BE CONTINUED AND SIGNED ON REVERSE SIDE.)




| X | Please mark your
      votes as in this
      example


                  FOR
              ALL NOMINEES  WITHHELD                                                                            FOR AGAINST ABSTAIN
1. ELECTION OF  |   |       |   |  NOMINEES: Jean-Pierre Arnaudo   2. PROPOSAL TO APPROVE A STOCK OPTION        | |   | |     | |
   DIRECTORS:   |   |       |   |            Eugene A. Bourque        PLAN FOR NON-EMPLOYEE DIRECTORS OF
                                             Richard M. Clarke        THE COMPANY, AS DESCRIBED IN THE
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO       Paul J. Coleman, Jr.     ACCOMPANYING PROXY STATEMENT.
VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE       C. Seth Cunningham
THAT NOMINEE'S NAME IN THE SPACE PROVIDED    Richard C.E. Morgan   3. PROPOSAL TO AMEND ARTICLE FOURTH OF THE   | |   | |     | |
BELOW.                                       Alfred E. Paulekas       COMPANY'S CERTIFICATE OF INCORPORATION
                                                                      RELATING TO THE COMPANY'S AUTHORIZED CAPITAL
- -----------------------------------------                             STOCK, AS DESCRIBED IN THE ACCOMPANYING
                                                                      PROXY STATEMENT.

                                                                   4. PROPOSAL TO CONFIRM THE APPOINTMENT OF    | |   | |     | |
                                                                      KPMG PEAT MARWICK LLP AS THE INDEPENDENT
                                                                      AUDITORS FOR THE COMPANY.

                                                                   5. IN THEIR DISCRETION, THE PROXIES ARE      | |   | |     | |
                                                                       AUTHORIZED TO VOTE UPON SUCH OTHER
                                                                       BUSINESS AS MAY PROPERLY COME BEFORE
                                                                       THE MEETING OR ANY ADJOURNMENT THEREOF.


                                                               THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
                                                               MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER.
                                                               IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                                                               PROPOSALS 1,2, 3, 4 AND 5.

                                                               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE
                                                               ENCLOSED ENVELOPE.

     SIGNATURE(S)_______________________________________________________________     DATE:__________________, 1996
     NOTE:  Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign.
            When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
            If a corporation, please sign in full corporate name by president or other authorized officer.   If a
            partnership, please sign in partnership name by authorized person.